SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C.  20549





                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 29, 1995


                           CLARK EQUIPMENT COMPANY
           (Exact name of registrant as specified in its charter)



     Delaware                 1-5646                   38-0425350
(State or other juris-     (Commission                (IRS Employer
diction of incorporation)   File Number)          Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                    46634
executive offices)                                     (Zip Code)



Registrant's telephone number                        (219) 239-0100
including area code

ITEM 5.   OTHER EVENTS


On March 29, 1995, Registrant issued a press release announcing that its Board of Directors met on March 27, 1995 to review a letter received from Ingersoll-Rand proposing an acquisition of the company. A copy of this press release is attached as Exhibit (99) and incorporated in this Item by reference. The press release contains certain forward-looking statements about Registrant as defined in paragraph (c) of Rule 3B-6, "Liability for Certain Statements by Issuers" issued pursuant to the Securities Exchange Act of 1934. The forward-looking statements of Registrant published in the press release are reaffirmed hereby.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit (99) - Registrant's press release announcing the Ingersoll-Rand proposal issued on March 29, 1995.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY

                              /s/ John J. Moran, Jr.

                              John J. Moran, Jr.
                              Assistant Secretary



Date: March 30, 1995

                           EXHIBIT LIST AND INDEX



                                             Filed Herewith Unless
Exhibit        Description                   Otherwise Indicated

(99)           Registrant's Press Release         Page 4
               dated March 29, 1995.

                                                               EXHIBIT (99)
Clark Equipment Company
100 North Michigan St.
P.O. Box 7008
South Bend, Indiana 46634


                                NEWS RELEASE


Contact:  Joe Fimbianti                      Release Date:  Immediate
          219-239-0176


                CLARK SAYS INGERSOLL-RAND PROPOSAL INADEQUATE


SOUTH BEND, INDIANA, March 29, 1995 -- Clark Equipment Company (NYSE: CKL) said today that its Board of Directors met on March 27, 1995, to review a letter received from Ingersoll-Rand proposing an acquisition of the company. After consulting with Clark's financial and legal advisors, the Board of Directors unanimously determined to decline Ingersoll-Rand's unsolicited proposal. The Board reaffirmed its long-standing position that Clark is not for sale and its commitment to implement successfully its strategic plan. This plan has included the recent acquisitions of Club Car and Blaw-Knox and the impending divestiture of its 50 percent interest in VME Group for $573.0 million.

Clark Chairman, Leo J. McKernan, stated that Ingersoll-Rand's proposal is entirely inadequate. "Clark's share price reached a high of $71.00 only five months ago. I believe this is an opportunistic attempt to buy Clark during a temporary decline in the price of Clark's shares," added Mr. McKernan.

Clark Equipment Company designs, manufactures and markets compact construction machinery, golf cars, light utility vehicles, asphalt paving equipment, and axles and transmissions for off-highway equipment.